EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Gary W. Qualmann as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31th day of March, 2006.

/s/ Joel E. Biggerstaff

Joel E. Biggerstaff

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Joel E. Biggerstaff as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31th day of March, 2006.

/s/ Gary W. Qualmann

Gary W. Qualmann

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2006.

/s/ Ray L. Druseikis

Ray L. Druseikis

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2006.

/s/ Russell M. Gertmenian

Russell M. Gertmenian

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2006.

/s/ David P. Lauer

David P. Lauer

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2006.

/s/ James M. Chadwick

James M. Chadwick

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2006.

/s/ Gerald Hellerman

Gerald Hellerman

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2006.

/s/ Bruce D. Parker

Bruce D. Parker

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2006.

/s/ James E. Riddle

James E. Riddle